Exhibit 99

FOR IMMEDIATE RELEASE
                                               Contact: Julann Oppasser Donnelly
                                                        Investor Relations
                                                        (757) 306-0299
                                                        INVREL@METROIS.COM

                                                        Dean Dranias
                                                        Dresner Corp. Services
                                                        (312) 726-3200

         METRO INFORMATION SERVICES COMPLETES FOURTH ACQUISITION OF 1999

VIRGINIA BEACH, VA, MARCH 2, 1999 /PRNEWSWIRE/ -- METRO INFORMATION SERVICES, INC. (NASDAQ: MISI - NEWS) today announced it has acquired Solution Technologies, Inc. (STI) an information technology consulting business headquartered in Camp Hill (Harrisburg), Pennsylvania. STI also has offices in Altoona, Pennsylvania; Charlotte, North Carolina; Hagerstown, Maryland; Kansas City, Missouri; and Pittsburgh, Pennsylvania. This acquisition adds more than 220 consultants to Metro. STI's revenue for 1998 exceeded $23 million.

While transaction terms were not announced, Metro expects the acquisition to increase 1999 earnings. Metro will account for the transaction as a purchase of assets for cash.

John H. Fain, Metro's CEO said, "The acquisition of Solution Technologies, Inc. firmly establishes us in Central Pennsylvania and strengthens our presence in Kansas, Missouri, Maryland and Western Pennsylvania. We believe STI's culture, strong management team and salaried consultant base are an excellent fit with Metro."

Larry Putt, Solution Technologies' CEO said, "We have found an excellent partner in Metro. Our locations and client relationships complement each other well. Most importantly, our staff are joining a company with similar values and objectives."

Metro has offices in 41 metropolitan markets providing a wide range of information technology consulting and software development services and has more than 2,500 consultants and a total staff of more than 3,000. Metro's services include application systems development and maintenance, information technology architecture and engineering, systems consulting, project outsourcing and general support services. Information about Metro is available via the Internet's World Wide Web at < HTTP://WWW.METROIS.COM >.

Certain matters discussed in this news release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. All statements made in this news release, other than those consisting solely of historical facts, that address events or developments that the company expects or anticipates will or may occur in the future, the prospects for new business, and references to business strategy, future success, the potential for additional earnings from the reported transaction and other events, are forward-looking statements. These forward-looking statements are subject to a number of known and unknown risks and uncertainties, including the company's ability to integrate and operate successfully acquired businesses and the risks associated with such businesses; uncertainty as to the future profitability of acquired businesses; competition; and other factors. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as the risks and uncertainties discussed above and other factors may cause actual results to differ materially from those projected. The company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements. Please refer to a discussion of these and other factors in the company's most recent Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission.

                             CORPORATE HEADQUARTERS
                              200 Golden Oak Court
                            Reflections II, 3rd Floor
                            Virginia Beach, VA 23452

ARIZONA                                       NORTH CAROLINA
Phoenix                                       Charlotte
                                              Greensboro/Winston-Salem
CALIFORNIA                                    Raleigh/Durham
Irvine
Los Angeles                                   OHIO
Palo Alto/Silicon Valley                      Cincinnati
San Francisco                                 Columbus

COLORADO                                      OREGON
Denver                                        Portland

DISTRICT OF COLUMBIA                          PENNSYLVANIA
Washington                                    Altoona
                                              Harrisburg
FLORIDA                                       Philadelphia
Ft. Lauderdale                                Pittsburgh
Jacksonville
Orlando                                       PUERTO RICO
Tallahassee                                   San Juan
Tampa
                                              SOUTH CAROLINA
GEORGIA                                       Columbia
Atlanta                                       Greenville

ILLINOIS                                      TENNESSEE
Chicago                                       Memphis
                                              Nashville
KANSAS/MISSOURI
Kansas City                                   TEXAS
St. Louis                                     Austin
                                              Dallas/Ft. Worth
MARYLAND                                      Houston
Hagerstown
Baltimore                                     VIRGINIA
                                              Richmond
MINNESOTA                                     Roanoke
Minneapolis                                   Virginia Beach/Norfolk

                                              WASHINGTON
                                              Seattle

SOURCE: METRO INFORMATION SERVICES, INC.